                                                  EXHIBIT (99)b



              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                           FORM 11-K

                _______________________________

(Mark One)

/X/  ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934 [FEE REQUIRED] for the fiscal year
     ended  December 31, 1994  or
           ___________________


/ /  TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED] for the transition period from ______________ to ______________


                _______________________________



COMMISSION FILE NUMBER:  1-5152



     A. Full title of the plan and the address of the plan, if difference from that of the issuer named below:


            PACIFICORP COMPENSATION REDUCTION PLAN
              DATED DECEMBER 1, 1994, AS AMENDED


     B. Name of the issuer of the securities held pursuant to the plan and the address of its principal executive office:


                          PACIFICORP
                 700 NE MULTNOMAH, SUITE 1600
                      PORTLAND, OR  97232

                     REQUIRED INFORMATION

1-2. PacifiCorp, an Oregon corporation (the "Company") adopted the Company's Compensation Reduction Plan (the "Plan") on December 1, 1994. Compensation amounts deferred by participants in the Plan are general obligations of the Company; the Plan has no assets, and thus no financial statements. The Company's financial statements for the year ended December 31, 1994 are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 1-5152), and are incorporated herein by reference.

3.   See 1-2 above.

4.   Not applicable
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                          SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Compensation Reduction Plan
Administrative Committee, which administers the Plan, has duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  April 28, 1995

                    PACIFICORP COMPENSATION
                    REDUCTION PLAN DATED
                    DECEMBER 1, 1994



                    By:  MICHAEL J. PITTMAN
                         ____________________________________
                         Michael J. Pittman, Committee Member
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                         EXHIBIT INDEX


                                                     Sequential
Exhibit No.              Document Description         Page No.
___________              ____________________        __________

  (23)                   Consent of Deloitte
                         & Touche LLP